--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Not
Applicable

(2) Aggregate number of securities to which transaction applies: Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable

(4) Proposed maximum aggregate value of transaction: Not Applicable

(5) Total fee paid: Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: Not Applicable

(2) Form, Schedule or Registration Statement No.: Not Applicable

(3) Filing Party: Cleveland Indians Baseball Company, Inc.

(4) Date Filed: Not Applicable

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 [INDIANS LOGO]

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.

                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

     Notice is hereby given that the Annual Meeting of Shareholders of Cleveland Indians Baseball Company, Inc., an Ohio corporation, will be held at Jacobs Field, 2401 Ontario Street, Cleveland, Ohio 44115 on Wednesday, June 2, 1999, at 12:00 noon, local time, for the following purposes:

     1. To elect six directors;

     2. To consider a proposal to amend our Amended and Restated Articles of Incorporation as described in the accompanying Proxy Statement; and

     3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on April 5, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

     SHAREHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

IF YOU PLAN TO ATTEND:

     ATTENDANCE AT THE MEETING IS LIMITED TO SHAREHOLDERS OF THE COMPANY. YOU WILL NEED AN ADMISSION TICKET TO ENTER THE MEETING. AN ADMISSION TICKET IS INCLUDED WITH THIS PROXY STATEMENT. IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE RETAIN THE ADMISSION TICKET AND BRING IT WITH YOU TO THE MEETING. REGISTRATION AND SEATING WILL BEGIN AT 11:00 A.M. SHAREHOLDERS MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. SHAREHOLDERS HOLDING SHARES IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING SHARE OWNERSHIP AS OF THE RECORD DATE. PARKING IS AVAILABLE AT LOCAL GARAGES; FEES FOR PARKING TYPICALLY RANGE FROM $5.00 TO $10.00. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

                                            By Order of the Board of Directors,
                                         David W. Pancoast sig.
                                            DAVID W. PANCOAST
                                            Secretary
April 19, 1999

                                 [INDIANS LOGO]

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.

                                  JACOBS FIELD
                              2401 ONTARIO STREET
                                CLEVELAND, OHIO
                            ------------------------

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            WEDNESDAY, JUNE 2, 1999
                            ------------------------

     These proxy materials are furnished in connection with the solicitation by the Board of Directors of Cleveland Indians Baseball Company, Inc. of proxies to be voted at our 1999 Annual Meeting of Shareholders. Our annual meeting will be held on Wednesday, June 2, 1999, beginning at 12:00 noon, local time, at Jacobs Field, 2401 Ontario Street (on the corner of Carnegie Avenue and Ontario Street), Cleveland, Ohio 44115 and at any postponements or adjournments thereof. If you plan to attend the meeting in person, please enter Jacobs Field through Gate A. This proxy statement and the accompanying notice and proxy, together with our 1998 Annual Report, are first being sent to shareholders by mail on or about April 19, 1999.
--------------------------------------------------------------------------------
ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and a proposed amendment to our Amended and Restated Articles of Incorporation (the "Articles"). Following the formal business portion of the meeting, our management will report on our performance during 1998 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

If you owned shares as of the close of business on April 5, 1999 (the record date), you are entitled to notice of the meeting and to vote. You will be entitled to one vote per share for each Class A Common Share that you owned on the record date on each matter to be voted upon.

DO I NEED TO ATTEND THE ANNUAL MEETING IN ORDER TO VOTE?

No. You can vote either (i) by completing and mailing the enclosed proxy card or
(ii) in person by ballot at the annual meeting.

WHO CAN ATTEND THE MEETING?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. You will need an admission ticket to enter the meeting. An admission ticket is included with this proxy statement. If you plan to attend the meeting in person, please retain the admission ticket and bring it with you to the meeting. Registration and seating will begin at 11:00 a.m. Shareholders may be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your share ownership as of the record date and present it upon registration at the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Parking is available at local garages; fees for parking typically range from $5.00 to $10.00.

HOW MANY SHARES OF CLEVELAND INDIANS BASEBALL COMPANY'S STOCK ARE ENTITLED TO VOTE?

As of the record date, there were 4,139,376 Class A Common Shares and 2,283,957 Class B Common Shares outstanding and entitled to vote at the annual meeting. Class B Common Shares are entitled to 10,000 votes per share, and Class A Common Shares are entitled to one vote per share. Accordingly, there were a total of 22,843,709,376 votes represented by shares entitled to vote as of the record date. As a general rule, the Class A Common Shares and Class B Common Shares vote together as a group. However, Proposal One to amend our Articles also requires the separate affirmative vote of the holders of Class A Common Shares entitling them to exercise a majority of the voting power of the Class A Common Shares, excluding the vote of any holder of Class A Common Shares who is also a holder of Class B Common Shares, or an affiliate of any holder of Class B Common Shares. As of the record date, Richard E. Jacobs, as trustee of certain family trusts, and Martin J. Cleary were the only record holders of Class B Common Shares.

WHAT IS A QUORUM?

"Quorum" refers to the number of shares that must be in attendance at the meeting to lawfully conduct business. The presence at the meeting, in person or by proxy, of the holders of a number of shares representing a majority of the outstanding voting power on the record date will represent a quorum. As a result, shares representing 11,421,854,689 votes must be present at the annual meeting to constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

If you complete and properly sign the accompanying proxy card and return it to us in the accompanying envelope, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT MARK MY VOTE?

The appointed proxies will vote your shares to elect the six nominees for director and to adopt the amendment to our Articles.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised either by filing with our Secretary, Mr. Pancoast, a notice of revocation or a duly executed proxy bearing a later date or by giving us notice in open meeting.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

The Board's recommendations are explained in the description of each item in this proxy statement. In summary, the Board recommends that shareholders vote:

     - for election of the nominated slate of directors (see page 3); and

     - for the amendment to our Articles (see page 11).

If any other matter is presented at the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with his or her best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

ELECTION OF DIRECTORS. Those director nominees who receive the greatest number of votes will be elected directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted either for or against the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

AMENDMENT TO THE ARTICLES. The amendment to our Articles to eliminate the one-time exception to the so-called "tag-along rights" requires both of the following votes to be adopted:

        (i) the affirmative vote of a majority of the votes represented by Class A and Class B Common Shares cast at the meeting; and

        (ii) the affirmative vote of the holders of Class A Common Shares entitling them to exercise a majority of the voting power of the Class A Common Shares, excluding from such vote any Class A Common Shares held by a holder of Class B Common Shares or an affiliate of any holder of Class B Common Shares.

Broker non-votes and abstaining votes have the same effect as votes against the amendment to our Articles.

YOUR VOTE, AS A HOLDER OF CLASS A COMMON SHARES, IS EXTREMELY IMPORTANT FOR THIS AMENDMENT TO BE ADOPTED. Your vote is important because Richard Jacobs (our President, Chief Executive Officer and Chairman of the Board) controls approximately 99.9% of our voting power largely through his ownership, as trustee of certain family trusts, of high-vote Class B Common Shares. Consequently, Mr. Jacobs' Class A Common Shares and the Class A Common Shares held by Mr. Cleary, the only other holder of Class B Common Shares, will NOT be counted for or against this proposal for purposes of the vote required under
(ii) above. In other words, the vote of Mr. Jacobs and Mr. Cleary will be counted in calculating the vote required by subsection (i) above, and Mr. Jacobs and Mr. Cleary have both indicated that they intend to vote all of their Class A and Class B Common Shares in favor of the amendment to the Articles. However, in calculating the vote required by subsection (ii) above, Mr. Jacobs' and Mr. Cleary's Class A Common Shares will not be counted either for or against the amendment. Therefore, this proposal will only pass if the holders of Class A Common Shares entitling them to exercise a majority of the voting power of the Class A Common Shares, excluding Mr. Jacobs' and Mr. Cleary's shares, vote FOR the amendment. For more details on the amendment and why our Board of Directors recommends that you vote in favor of the amendment, please refer to "Proposal
One: Proposed Amendment to our Articles to Eliminate the One-Time Exception to the So-Called 'Tag-Along Rights"' on page 11 of this Proxy Statement.

WHO IS MAKING SOLICITATIONS PURSUANT TO THIS PROXY STATEMENT?

This solicitation of proxies is made by and on behalf of our Board of Directors. We will bear the cost of the solicitation of proxies. We have retained Corporate Investor Communications, Inc. at an estimated cost of $4,250, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. In addition to the solicitation of proxies by mail, Corporate Investor Communications, Inc. and some of our regular employees may solicit proxies by telephone or facsimile.
--------------------------------------------------------------------------------
ELECTION OF DIRECTORS

DIRECTOR NOMINEES

     The size of our Board of Directors is fixed at six members. At the annual meeting, six directors will be elected to hold office until our next annual meeting and until their successors are elected. The persons named as proxies intend to vote for the election of the Board's six nominees. If any nominee becomes unable to serve as a director before the annual meeting, the persons named as proxies will vote for the substitute nominee designated by the Board. All nominees currently serve as Board members.

     If any shareholder gives written notice to our Secretary not less than 48 hours before the time fixed for holding the annual meeting, that the shareholder desires that the voting for the election of directors be cumulative, and if an announcement of the giving of the notice is made upon the convening of the annual meeting by our

Secretary or by or on behalf of the shareholder giving the notice, each shareholder will have the right to cumulate the voting power that shareholder possesses at the election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of the shareholder's Class A Common Shares, or to distribute the shareholder's votes on the same principle among two or more candidates, as the shareholder sees fit. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented by proxies given to them in a fashion so as to elect as many of the nominees as possible.

     We have set forth below the Board's nominees to serve as our directors and have also indicated certain information regarding each nominee.

        NAME AND AGE                       PRINCIPAL OCCUPATION                     DIRECTOR SINCE
        ------------          -----------------------------------------------    --------------------
Richard E. Jacobs, 73         Chairman of the Board and Chief Executive               April 1998
                              Officer of The Richard E. Jacobs Group Inc.
                              (real estate management and development
                              company)

Martin J. Cleary, 63          President and Chief Operating Officer of The            April 1998
                              Richard E. Jacobs Group Inc. (real estate
                              management and development company)

Robert W. Brown, M.D., 74     Retired; former President of The American                June 1998
                              League of Professional Baseball Clubs

Edward G. Ptaszek, Jr., 48    Partner, Baker & Hostetler LLP (law firm)                June 1998

William B. Summers, Jr., 48   Chairman and Chief Executive Officer of                  June 1998
                              McDonald Investments Inc., a KeyCorp Company
                              (investment banking firm)

Raymond P. Park, 73           Chairman and Chief Executive Officer of Park             July 1998
                              Corporation (diversified private holding
                              company)

     Mr. Jacobs has been Chairman of the Board, President and Chief Executive Officer of the Company since its inception last year. From 1986 to 1998, Mr. Jacobs was Chairman of the Board, President and Chief Executive Officer of Cleveland Baseball Corporation, which previously served as the general partner of the partnership which now owns the Cleveland Indians Baseball team. Mr. Jacobs is also Chairman of the Board and Chief Executive Officer of The Richard
E. Jacobs Group Inc., a real estate management and development company ("The Jacobs Group").

     Mr. Cleary has been President and Chief Operating Officer of The Jacobs Group since 1981. Mr. Cleary also serves as a director of Lamson & Sessions Co.

     Dr. Brown has been retired since 1994. From 1984 to 1994, he served as President of The American League of Professional Baseball Clubs.

     Mr. Ptaszek has been a partner with the law firm of Baker & Hostetler LLP, Cleveland, Ohio, since 1985. Baker & Hostetler LLP is our regular outside counsel.

     Mr. Summers has been Chairman and Chief Executive Officer of McDonald Investments Inc., a KeyCorp Company, since the beginning of 1999. He was President of McDonald & Company Investments, Inc. from 1989 through 1998 and Chief Executive Officer from 1994 through 1998. From 1994 through 1998 he was Chairman and Chief Executive Officer of McDonald & Company Securities Inc. He served as President of McDonald & Company Securities, Inc. from 1989 to 1995.

     Mr. Park has been Chairman and Chief Executive Officer of Park Corporation since 1998. From 1961 to 1998 he was President and Chief Executive Officer of Park Corporation.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1998, our Board of Directors held two meetings. Each of our directors attended all of our Board meetings, either in person or by telephone.

     Our Board's Audit Committee consists of Messrs. Cleary, Ptaszek and Summers. The Audit Committee's principal functions include: (i) recommending a firm of independent public accountants to serve as our independent auditors for the next fiscal year; (ii) reviewing with the independent public accountants the plans and results of the audit engagement, the letter of comments and management's responses; (iii) approving professional services provided by the independent public accountants and considering the range of audit and nonaudit fees; (iv) reviewing the independence of the independent public accountants; (v) reviewing the adequacy of our internal accounting controls; and (vi) reviewing major accounting or reporting changes contemplated or made on our behalf. The Audit Committee held two meetings in 1998.

     Our Board does not have a nominating committee or a compensation committee. Our Board as a whole performs the functions that such committees would otherwise perform. If you would like to propose director nominees for consideration at an annual meeting, you can do so under our code of regulations only by giving our Secretary written notice of your intent to make a nomination not less than 60 nor more than 90 days before that annual meeting. You must tell us in your notice, among other things, the nominee's name, biographical data and qualifications.

--------------------------------------------------------------------------------
SHARE OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth certain information regarding the beneficial ownership of Class A Common Shares and Class B Common Shares as of the record date (except as otherwise disclosed in the notes below), by (a) each of our directors, (b) each other person who is known by us to own beneficially more than 5% of the Class A Common Shares or Class B Common Shares, (c) our Chief Executive Officer and the other executive officers named in the Summary Compensation Table, and (d) our executive officers and directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares set forth opposite their names.

                                        CLASS A COMMON            CLASS B COMMON
                                            SHARES                    SHARES
                                     ---------------------    -----------------------        TOTAL
                                     NUMBER OF    PERCENT     NUMBER OF     PERCENT        PERCENTAGE
                                     SHARES(1)    OF CLASS     SHARES       OF CLASS     VOTING CONTROL
                                     ---------    --------    ---------    ----------    --------------
Richard E. Jacobs (2)..............   133,200        3.2%     2,281,667       99.9%           99.9%
2401 Ontario Street
Cleveland, Ohio 44115
McDonald Investments Inc...........   574,517(3)    13.8%           -0-          *               *
800 Superior Avenue
Cleveland, Ohio 44114
Martin J. Cleary...................    11,176(4)       *          2,290          *               *
Robert W. Brown, M.D...............     5,000(4)       *            -0-          *               *
Edward G. Ptaszek, Jr..............     6,100(4)       *            -0-          *               *
William B. Summers, Jr.............    25,000(4)       *            -0-          *               *
Raymond P. Park(5).................   344,334        8.3%           -0-          *               *
6200 Riverside Drive
Cleveland, Ohio 44135
John H. Hart.......................     5,000(4)       *            -0-          *               *
Dennis Lehman......................     5,500(4)       *            -0-          *               *
Kenneth E. Stefanov................     3,100(6)       *            -0-          *               *
Jeffry L. Overton..................     2,500(6)       *            -0-          *               *
Daniel J. O'Dowd...................     2,600(6)       *            -0-          *               *
All directors and executive
  officers as a Group (fourteen
  persons).........................   550,910       13.3%     2,283,957        100%           99.9%

---------------

* Less than one percent

(1) Class B Common Shares can be converted on a share-for-share basis into Class A Common Shares at any time. As a result, a holder of Class B Common Shares is deemed to beneficially own an equal number of Class A Common Shares. However, so that we do not overstate aggregate beneficial ownership, the listed Class A Common Shares do not include Class A Common Shares which the holder can acquire by converting Class B Common Shares into Class A Common Shares. Similarly, the percentages of listed outstanding Class A Common Shares have been determined with respect to the total number of Class A Common Shares outstanding on the record date, not including Class A Common Shares which the holder can acquire by converting Class B Common Shares into Class A Common Shares.

(2) Consists of shares held by Richard E. Jacobs as sole trustee under Declaration of Trust dated April 23, 1987 (the "Richard Jacobs Trust"), and as sole trustee of the David H. Jacobs Marital Trust (the "David Jacobs Trust"). Of the shares listed, 75% are held by the Richard Jacobs Trust, of which Mr. Jacobs is currently the sole beneficiary, and 25% are held by the David Jacobs Trust, of which the heirs of David H. Jacobs are the beneficiaries. Does not include 6,043,334 Class A Common Shares issuable to Cleveland Baseball Corporation (of which the Jacobs family trusts are the sole shareholders) upon exchange of limited partnership interests in the Cleveland Indians Baseball Company Limited Partnership, of which the Company is sole general partner.

(3) According to a report on Schedule 13G dated March 8, 1999, filed with the Securities and Exchange Commission, McDonald Investments Inc., an investment banking firm, beneficially owned 574,517 of the outstanding Class A Common Shares as of December 31, 1998. McDonald Investments Inc. disclosed in such
    Schedule 13G that it has sole dispositive and voting power with respect to all of such Class A Common Shares.

(4) Includes 5,000 Class A Common Shares subject to options exercisable within 60 days.

(5) Consists of shares held by Park Corporation, a corporation controlled by Mr. Park and his children.

(6) Includes 2,500 Class A Common Shares subject to options exercisable within 60 days.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to our chief executive officer and our other most highly compensated executive officers who served in such capacities as of December 31, 1998 (the "named executive officers") for services rendered to us.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                                                     ----------------------------------
                                                                              AWARDS            PAYOUTS
                                                                     ------------------------   -------
                                    ANNUAL COMPENSATION              RESTRICTED    SECURITIES
                         -----------------------------------------      STOCK      UNDERLYING    LTIP      ALL OTHER
       NAME AND                  SALARY     BONUS     OTHER ANNUAL    AWARD(S)      OPTIONS/    PAYOUTS   COMPENSATION
  PRINCIPAL POSITION     YEAR     ($)        ($)      COMPENSATION       ($)        SARS (#)      ($)         ($)
  ------------------     ----    ------     -----     ------------   ----------    ----------   -------   ------------
Richard E. Jacobs......  1998   $467,424        -0-       -0-            -0-            -0-       -0-           -0-
Chairman of the Board
  and Chief Executive
  Officer
John H. Hart...........  1998   $600,000   $195,692(1)    -0-            -0-         15,000       -0-       15$,961(2)
Executive Vice
  President and General
  Manager
Dennis Lehman..........  1998   $300,000   $ 95,692       -0-            -0-         15,000       -0-     $   2,091(2)
Executive Vice
  President, Business
Jeffry L. Overton......  1998   $225,000   $ 47,846       -0-            -0-          7,500       -0-     $   1,145(2)
Vice President,
  Marketing and
  Communications
Kenneth E. Stefanov....  1998   $138,333   $ 23,923       -0-            -0-          7,500       -0-           -0-
Vice President, Finance
Daniel J. O'Dowd (3)...  1998   $300,000   $ 47,846       -0-            -0-          7,500       -0-           -0-
Former Vice President,
  Baseball Operations,
  Assistant General
  Manager

---------------

(1) Includes a $100,000 signing bonus earned by Mr. Hart for entering into his employment agreement in 1998.

(2) Represents amounts paid by us for term life insurance pursuant to employment agreements.

(3) Mr. O'Dowd served as Vice President, Baseball Operations and Assistant General Manager until September 1998, at which time he was succeeded by Mark
    A. Shapiro who now serves in that position. From September 1998 until the present, Mr. O'Dowd has served as a Vice President of the baseball club.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------     POTENTIAL REALIZABLE
                                         PERCENT OF                                  VALUE AT ASSUMED
                         NUMBER OF         TOTAL                                  ANNUAL RATES OF STOCK
                         SECURITIES     OPTIONS/SARS                              PRICE APPRECIATION FOR
                         UNDERLYING      GRANTED TO     EXERCISE                     OPTION TERM (1)
                        OPTIONS/SARS    EMPLOYEES IN     PRICE      EXPIRATION    ----------------------
         NAME               (#)         FISCAL YEAR      ($/SH)        DATE        5% ($)       10% ($)
         ----           ------------    ------------    --------    ----------    ---------    ---------
Richard E. Jacobs.....        -0-             --            >--           --            --          >--
John H. Hart..........     15,000           6.8%         $15.00       6/3/08      $141,450     $358,650
Dennis Lehman.........     15,000           6.8%         $15.00       6/3/08      $141,450     $358,650
Jeffry L. Overton.....      7,500           3.4%         $15.00       6/3/08      $ 70,725     $179,325
Kenneth E. Stefanov...      7,500           3.4%         $15.00       6/3/08      $ 70,725     $179,325
Daniel J. O'Dowd......      7,500           3.4%         $15.00       6/3/08      $ 70,725     $179,325

---------------

(1) "Potential realizable value" is based on the assumed growth rates from the $15.00 exercise price for the ten-year option term. An annual growth rate of 5% would result in a stock price per Class A Common Share of $24.43 and an annual growth rate of 10% would result in a stock price per Class A Common Share of

    $38.91. Actual realized value, if any, will depend on the market value of the Class A Common Shares at the time of exercise, and no gain to the optionee is possible without an increase in the Class A Common Share price.

AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND 1998 YEAR-END OPTION/SAR
                                     VALUES

                                                                      NUMBER OF SECURITIES        VALUE OF
                                                                           UNDERLYING            UNEXERCISED
                                                                          UNEXERCISED           IN-THE-MONEY
                                                                        OPTIONS/SARS AT         OPTIONS/SARS
                                                                         1998 YEAR-END        AT 1998 YEAR-END
                                                                              (#)                    ($)
                          SHARES ACQUIRED ON                              EXERCISABLE/          EXERCISABLE/
          NAME               EXERCISE (#)       VALUE REALIZED ($)       UNEXERCISABLE          UNEXERCISABLE
          ----            ------------------    ------------------    --------------------    -----------------
Richard E. Jacobs.......         -0-                   -0-                  -0-/-0-                  -0-
John H. Hart............         -0-                   -0-               5,000/10,000                -0-
Dennis Lehman...........         -0-                   -0-               5,000/10,000                -0-
Jeffry L. Overton.......         -0-                   -0-                2,500/5,000                -0-
Kenneth E. Stefanov.....         -0-                   -0-                2,500/5,000                -0-
Daniel J. O'Dowd........         -0-                   -0-                2,500/5,000                -0-

EMPLOYMENT AGREEMENTS

     Cleveland Indians Baseball Company Limited Partnership (the "Partnership"), of which the Company is sole general partner, has entered into employment agreements with Messrs. Hart, Lehman, Overton and Stefanov. Pursuant to their respective agreements, the executives agree to devote their full time and efforts exclusively to the Partnership, agree not to engage in conduct which is detrimental to the Partnership or us and agree to abide by and be subject to the discipline of the Office of the Commissioner of Major League Baseball. The Partnership has the right to terminate an executive prior to the expiration of that executive's agreement if the executive fails to comply with the employment agreement or is fraudulent or dishonest in the performance of his duties. If an executive is terminated without cause, the agreement requires the executive to seek and accept other comparable employment, either from another club or another baseball or non-baseball employer, and the amount received by the executive from such other employment, if obtained, reduces the amount we owe the executive. By their terms, the agreements are subject to and are governed by all applicable rules and regulations of Major League Baseball and the American League.

     Each agreement establishes an annual salary for each year of the term of the agreement, including any option years. The salaries received by each of the executives for 1998 are set forth in the Summary Compensation Table above. The agreements provide for specified salary increases over the terms of the agreements. In addition, the agreements provide for varying bonuses based on the achievement of specified Company objectives. The agreements permit the executives to elect to defer the payment of a portion of their salaries.

     Pursuant to their respective employment agreements, Mr. Hart serves as Executive Vice President and General Manager and is under contract through 2003 and for four additional years at the option of the Partnership; Mr. Lehman serves as Executive Vice President, Business and is under contract through 2002 and for four additional years at the option of the Partnership; Mr. Overton serves as Vice President, Marketing and Communications and is under contract through 2002, with a limited right by Mr. Overton to terminate his contract in 2000; Mr. Stefanov serves as Vice President, Finance and is under contract through 1999 and for two additional years at the option of the Partnership.

     In addition, the Partnership has an employment agreement with Mr. O'Dowd. Originally, Mr. O'Dowd served as Vice President, Baseball Operations and Assistant General Manager. However, in September 1998, the Partnership and Mr. O'Dowd entered into an amended employment agreement which changed Mr. O'Dowd's position to a Vice President of the baseball club. Mr. O'Dowd's employment agreement runs through 1999 and for three additional years at the option of the Partnership. The Partnership does not expect to exercise its option to extend the terms of the agreement beyond December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Richard E. Jacobs is our Chairman of the Board, President and Chief Executive Officer. As a member of our Board of Directors, Mr. Jacobs also serves on the Board in its consideration of compensation matters, but does not act upon his own compensation. For a discussion of certain transactions between the Company and Mr. Ptaszek, Mr. Summers and Mr. Jacobs, see "Certain Transactions."

COMPENSATION OF DIRECTORS

     Each member of our Board of Directors who is not also one of our employees receives an annual fee of $15,000 for serving as a director and a fee of $1,000 for each Board meeting and committee meeting attended. We have established a Directors' Deferred Compensation Plan pursuant to which our non-employee directors may elect to defer up to 100% of the annual and meeting fees we pay them. Amounts deferred are converted into units equivalent to our Class A Common Shares such that the value of a participant's account will fluctuate based on the market price of the Class A Common Shares. Directors who are also employed by us do not receive any additional compensation for their services as directors. We reimburse out-of-pocket expenses incurred by all directors in connection with attending Board and committee meetings.

     In connection with our initial public offering, we granted our non-employee directors options to purchase 15,000 Class A Common Shares at an exercise price of $15.00, which was the initial public offering price. These options, which were granted to Messrs. Cleary, Brown, Ptaszek and Summers, will vest in three equal annual increments beginning on June 9, 1999 and will expire on June 9, 2008. The options granted to Mr. Park will vest in three equal annual increments beginning on July 14, 1999 and will expire on July 14, 2008.

BOARD OF DIRECTORS COMPENSATION REPORT

     We do not have a compensation committee. Following completion of our initial public offering in June 1998, our entire Board of Directors has had responsibility for reviewing the annual compensation of our executive officers, including the Chief Executive Officer. The Board has not, however, made any significant changes to our compensation program since the time of our initial public offering. Prior to our initial public offering, our executive compensation program was established by the Partnership. Our Board of Directors has provided the following Compensation Report:

     Executive Compensation Policy. The Board's overall compensation philosophy is to attract and retain qualified executives, which is critical to both our short-term and long-term success, and to create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making.

     To this end, the Board plans to determine executive compensation consistent with a philosophy of compensating executive officers based on their responsibilities, our performance as a company and the achievement of established annual goals. One of the most significant factors contributing to our financial performance is the on-field success of the Cleveland Indians baseball club. Consequently, bonuses and stock options are closely tied to the performance of the baseball club in post-season play. The primary components of our executive compensation program are (i) base salaries and certain other annual compensation, (ii) bonuses for certain executive officers and (iii) stock options. Each of these elements is discussed below.

     Base Compensation. The base salaries and certain other annual compensation for our executive officers in 1998 were determined by the Partnership according to the experience of the executives in the sport of professional baseball, together with comparisons of compensation paid by other major league baseball teams and other comparable sports teams. The base salary of Richard E. Jacobs was determined at the time of our initial public offering after consulting with our investment advisors and the managing underwriters of our initial public offering. The base salary for Mr. Jacobs is $700,000.

     The base salaries for Messrs. Hart, Lehman, Overton, Stefanov, and O'Dowd were established prior to our initial public offering pursuant to employment agreements entered into between each of them and the Partnership, of which the Company is sole general partner. See "Employment Agreements." These agreements currently provide for the following base salaries for the 1999 fiscal year:

Mr. Hart                                               $625,000
Mr. Lehman                                             $325,000
Mr. Overton                                            $250,000
Mr. Stefanov                                           $162,000

     In addition, Mr. O'Dowd's employment agreement provides for a base salary of $240,000 through 1999.

     In addition to their base salaries, our executive officers generally receive the use of an automobile, the use of suites at Jacobs Field and four tickets per game for business use at all home games, and reimbursement for meals while traveling with the team.

     Bonuses. The employment agreements for Messrs. Hart, Lehman and Stefanov provide for bonuses based solely upon the on-field performance of the Cleveland Indians baseball club as reflected by the club's participation in post-season games. Generally, Messrs. Hart, Lehman and Stefanov earn a greater bonus for each level of post-season play.

     The employment agreement for Mr. Overton, our Vice President, Marketing and Communications, entitles Mr. Overton to receive a bonus dependent upon whether the baseball club attains specific financial performance goals based upon the amount of adjusted gross revenue from various sources. If the club reaches previously established financial performance targets, Mr. Overton is entitled to receive a bonus calculated either (i) on the performance of the baseball club in post-season play or (ii) on the financial performance of the baseball club, whichever calculation is greater.

     Mr. Jacobs is not entitled to receive any bonus.

     In 1998, the named executive officers received the following bonuses:

Mr. Hart                                                $95,692
Mr. Lehman                                              $95,692
Mr. Overton                                             $47,846
Mr. Stefanov                                            $23,923
Mr. O'Dowd                                              $47,846

     Stock Options. All of our executive officers are eligible to receive options to purchase Class A Common Shares pursuant to our equity-based award plan. We believe that stock option grants are a valuable motivating tool and provide a long-term incentive to management. Stock option grants reinforce long-term goals by providing the proper nexus between the interests of management and the interests of you, as our shareholders.

                       Members of the Board of Directors:
                               Richard E. Jacobs
                                Martin J. Cleary
                             Robert W. Brown, M.D.
                             Edward G. Ptaszek, Jr.
                            William B. Summers, Jr.
                                Raymond P. Park

--------------------------------------------------------------------------------
PROPOSAL ONE: PROPOSED AMENDMENT TO OUR ARTICLES
                TO ELIMINATE THE ONE-TIME EXCEPTION TO
              THE SO-CALLED "TAG-ALONG RIGHTS."

GENERAL

     Our Board of Directors has approved an amendment to our Articles that would eliminate a one-time exception to the so-called "tag-along rights" contained in our Articles. Our Board recommends that our shareholders adopt the amendment.

     Currently, our Articles contain a provision, sometimes referred to as "tag-along rights," that prohibits a holder of Class B Common Shares (currently only Mr. Jacobs and Mr. Cleary) from transferring Class B Common Shares or any interest therein, except to certain permitted transferees, unless all holders of Class A Common Shares receive or are entitled to receive for their Class A Common Shares the same kind and amount of consideration per share to be received by any holder of Class B Common Shares in connection with that transfer. In other words, in any transaction in which Mr. Jacobs or Mr. Cleary were to transfer their Class B Common Shares, other than to a permitted transferee, Mr. Jacobs or Mr. Cleary would be required under the terms of the Articles to arrange for the holders of the Class A Common Shares to receive or have the right to receive for their Class A Common Shares the same kind and amount of consideration per share as Mr. Jacobs or Mr. Cleary would receive. Generally, a "permitted transferee," for purposes of these provisions, is a family member of a holder of Class B Common Shares, the trustee of a trust for the benefit of a holder or certain family members of such holder, a corporation, partnership or other entity controlled exclusively by a holder or certain family members of such holder, a tax-exempt public charity or the executor or guardian of the estate of a holder. If a holder of Class B Common Shares is a corporation, partnership or other entity, a "permitted transferee" may also be a person who owns 10% or more of the equity of such entity. You should read our Articles for a complete description of the tag-along rights and for a complete definition of "permitted transferee."

     The tag-along rights provision was included in the Articles in order to make the Class A Common Shares and the Class B Common Shares as equal as possible from an economic point of view, even though the Class B Common Shares have 10,000 votes per share and the Class A Common Shares have one vote per share. These restrictions on transfer of the Class B Common Shares, sometimes called tag-along rights, have one very important exception. A holder of Class B Common Shares (again, currently only Mr. Jacobs and Mr. Cleary are such holders) is entitled, for a period of three years following the date of Mr. Jacobs' death, to transfer Class B Common Shares without regard to the so-called tag-along rights. This is a one-time exception and would not apply to any subsequent sale or transfer by someone who acquired shares from the Class B holder pursuant to the exception. This exception was included in the Articles primarily in order to provide Mr. Jacobs' estate with some flexibility following Mr. Jacobs' death.

     Mr. Jacobs and our Board believe that this exception to the tag-along rights has complicated investors' understanding of our capital structure and that it has been viewed negatively by some investors. As a result, in July 1998, Mr. Jacobs announced that he would seek Board approval to place a proposal on the ballot for our 1999 annual meeting of shareholders to amend the Articles to eliminate the one-time exception. Accordingly, our Board has approved an amendment to the Articles that would eliminate the one-time exception. If the amendment is adopted by our shareholders, neither Mr. Jacobs nor Mr. Cleary would have the ability to transfer their Class B Common Shares, other than to permitted transferees, without providing the opportunity for holders of Class A Common Shares to be included in the transaction on the same terms and conditions.

     If the amendment is not approved, then, following Mr. Jacobs' death, any holder of Class B Common Shares would be free to transfer his shares to a third party without including the holders of Class A Common Shares in the transaction. As a result, Mr. Jacobs' estate could effectively sell control of the Company without giving the holders of Class A Common Shares the benefit of such sale.

     If the amendment is adopted, our Articles will be amended as reflected in Appendix A attached to this proxy statement.

VOTE REQUIRED FOR APPROVAL

     This amendment to the Articles will not be adopted without both of the following votes:

        (i) the affirmative vote of a majority of the votes represented by Class A and Class B Common Shares cast at the meeting; and

        (ii) the affirmative vote of the holders of Class A Common Shares entitling them to exercise a majority of the voting power of the Class A Common Shares, excluding from such vote any Class A Common Shares held by a holder of Class B Common Shares or an affiliate of any holder of Class B Common Shares.

     Consequently, Mr. Jacobs' Class A Common Shares and the Class A Common Shares held by Mr. Cleary, will NOT be counted for or against this proposal for purposes of the vote required under (ii) above.

     In other words, the vote of Mr. Jacobs and Mr. Cleary will be counted in calculating the vote required by subsection (i) above, and Mr. Jacobs and Mr. Cleary have both indicated that they intend to vote all of their Class A and Class B Common Shares in favor of the amendment to the Articles. However, in calculating the vote required by subsection (ii) above, Mr. Jacobs' and Mr. Cleary's Class A Common Shares will not be counted either for or against the amendment. FOR THESE REASONS, YOUR VOTE IS EXTREMELY IMPORTANT AND NECESSARY TO ADOPT THIS AMENDMENT TO OUR ARTICLES AND WE STRONGLY URGE YOU TO MARK YOUR SELECTION ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF CLASS A COMMON SHARES VOTE FOR THE PROPOSAL TO ADOPT THE AMENDMENT TO THE ARTICLES.

--------------------------------------------------------------------------------
SHARE PERFORMANCE INFORMATION

     The following graph compares the value of $100 invested in our Class A Common Shares with a similar investment in the Nasdaq 100 Index and a peer group comprised of Boston Celtics Limited Partnership II (BOS -- NYSE) and Orlando Predators Entertainment Inc. (PRED -- Nasdaq) for the period June 4, 1998 through December 31, 1998. Dividends are assumed to be reinvested when received. We did not select a published industry or line-of-business index for the peer group because such an index does not exist for public companies whose only business is professional sports franchises. We have selected the Boston Celtics and Orlando Predators for the peer group because they are the only other actively traded public companies of which we are aware whose only business is professional sports franchises.

                                    [GRAPH]

                                                    CLEVELAND INDIANS              NASDAQ 100                  PEER GROUP
                                                    -----------------              ----------                  ----------
6/4/98                                                      100                         100                         100
6/30/98                                                   71.67                      114.86                        88.4
9/30/98                                                   41.25                      115.55                       49.74
12/31/98                                                   47.5                       155.5                       56.45

--------------------------------------------------------------------------------
CERTAIN TRANSACTIONS

     In connection with our formation in March 1998, the Jacobs family trusts, of which Richard E. Jacobs is the sole trustee, acquired 100 common shares of the Company for a price of $1,500. Upon the amendment and restatement of our articles of incorporation to provide for two classes of common shares, the 100 shares became 100 Class A Common Shares.

     In connection with our formation, the Jacobs family trusts received 2,281,667 Class B Common Shares, 133,100 Class A Common Shares (in addition to those described in the preceding paragraph) and $55.7 million in cash, and Martin J. Cleary received 2,290 Class B Common Shares, 6,176 Class A Common Shares and $55,800 in cash. Mr. Jacobs, the sole trustee of the Jacobs family trusts, is our Chairman of the Board, President and Chief Executive Officer, and Mr. Cleary is one of our directors.

     Mr. Jacobs is Chairman of the Board and Chief Executive Officer of The Jacobs Group, a real estate development and management company, and Mr. Cleary, a director of the Company, is President and Chief Operating Officer of The Jacobs Group. We have paid The Jacobs Group for certain legal, accounting and administrative services it provided us. For the year ended December 31, 1998, the aggregate amount paid for these services was $267,000. We anticipate that The Jacobs Group will continue to provide certain administrative services, including cash management during 1999. We operate four Cleveland Indians Team Shops in shopping malls owned and managed by The Jacobs Group. Pursuant to leases between us and affiliates of The Jacobs Group, we paid $506,000 in 1998. We believe the terms of our administrative services arrangements and leases with The Jacobs Group are at least as favorable as those that we could obtain from an unrelated third party in an arm's-length transaction.

     Mr. Jacobs, individually and as trustee of the David H. Jacobs Marital Trust, was the guarantor of any outstanding amounts under our line of credit with KeyCorp. There were no borrowings outstanding during 1998 under this line of credit. As of February 28, 1999, we permitted this line of credit to expire.

     Edward G. Ptaszek, Jr., one of our directors, is a partner in the law firm Baker & Hostetler LLP in Cleveland, Ohio. That firm provided various legal services to us during 1998. We expect that Baker & Hostetler LLP will continue to provide such services during 1999.

     William B. Summers, Jr., one of our directors is Chairman and Chief Executive Officer of McDonald Investments Inc., a KeyCorp Company, in Cleveland, Ohio. That firm provided investment services to us during 1998. We expect that McDonald Investments Inc. will continue to provide such services during 1999.

--------------------------------------------------------------------------------
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and owners of more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission and the Nasdaq National Market initial reports of ownership and reports of changes in ownership of our Class A Common Shares and other equity securities. Executive officers, directors and owners of more than 10% of our Class A Common Shares are required by the Securities and Exchange Commission regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, with one exception: Mr. Summers filed one late report on Form 4 to report two transactions.

--------------------------------------------------------------------------------
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP served as our independent auditors in 1998 and is expected to do so in 1999. We expect that representatives of Deloitte & Touche LLP will be at the annual meeting and will have a chance to make a statement if they would like to do so. They will also be available to respond to your questions.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS FOR THE 2000 MEETING

     If you wish to include a proposal in our proxy statement for our 2000 Annual Meeting of Shareholders, you should forward the proposal to our Secretary at 2401 Ontario Street, Cleveland, Ohio 44115. Any shareholder proposals meeting the requirements of Rule 14a-8 under the Securities and Exchange Act of 1934 which are intended to be presented at our 2000 Annual Meeting of Shareholders must be received by us at the address in the preceding sentence on or before December 19, 1999, to be included in our proxy statement and form of proxy relating to the 2000 Annual Meeting of Shareholders. For those shareholder proposals which are not submitted in accordance with Rule 14a-8 (such as a proposal to be submitted at the next Annual Meeting of Shareholders but not submitted for inclusion in our proxy statement), our designated proxies may exercise their discretionary voting authority, without any discussion of the proposal in our proxy materials, for any proposal which is received by us after March 5, 2000.

     If you would like to receive a copy of our fiscal 1998 annual report on Form 10-K (without exhibits), please write to Mr. Ronald S. McQuate, Director, Corporate Planning and Development, at 2401 Ontario Street, Cleveland, Ohio 44115, and we will provide you with a copy free of charge.

--------------------------------------------------------------------------------
OTHER MATTERS

     Under the rules of the Nasdaq Stock Market, if your broker holds your shares in its name, the broker may not be entitled to vote your shares if it does not receive instructions from you. Under Ohio law and our Articles, such "broker non-votes" and abstaining votes will not be counted in favor of or against any nominee in the election of directors and will in effect be votes against Proposal One. If you properly mark your choices in the proxy, the shares you own will be voted in accordance with the choices you mark. If you do not mark your choices, your shares will be voted at the meeting to elect the Board's six nominees for director as set forth under "Election of Directors" above and FOR Proposal ONE above.

     If any other matters shall properly come before the meeting, the persons named in the proxy will vote on those matters in accordance with their judgment. We do not know of any other matters that will be presented for action at the meeting.

                                            By Order of the Board of Directors,
                                         David W. Pancoast sig.
                                            DAVID W. PANCOAST
                                            Secretary

     April 19, 1999

                                   APPENDIX A

RESOLVED, that the Amended and Restated Articles of Incorporation of Cleveland Indians Baseball Company, Inc. be amended by deleting, in its entirety, subsection (h) of Article Fourth, Division C, Section 2.

                                  DETACH CARD
 -------------------------------------------------------------------------------

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.
                          (FOR CLASS A COMMON SHARES)

    The undersigned hereby appoints DAVID W. PANCOAST and ANTHONY W. WEIGAND and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of Cleveland Indians Baseball Company, Inc. to be held at Jacobs Field, 2401 Ontario Street (on the corner of Carnegie Avenue and Ontario Street), Cleveland, Ohio, on Wednesday, June 2, 1999, at 12:00 noon, local time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS
  [ ] FOR all nominees listed below                       [ ] WITHHOLD AUTHORITY
     (except as noted below)

          RICHARD E. JACOBS, MARTIN J. CLEARY, ROBERT W. BROWN, M.D., EDWARD G. PTASZEK, JR., WILLIAM B. SUMMERS, JR., RAYMOND P. PARK

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------

                                (Continued, and to be signed, on the other side)

                                  DETACH CARD
 -------------------------------------------------------------------------------

                        (Continued from the other side.)

2. Proposal to amend the Company's Amended and Restated Articles of Incorporation as described in the accompanying Proxy
   Statement.
[ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN
3. On such other business as may properly come before the meeting.
    THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE NOMINEES LISTED IN
ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

I PLAN TO ATTEND THE ANNUAL MEETING.    [ ]
I DO NOT PLAN TO ATTEND THE ANNUAL MEETING.    [ ]

                                                  Receipt of the Notice of
                                                  Annual Meeting of Shareholders
                                                  and Proxy Statement dated
                                                  April 19, 1999, is hereby
                                                  acknowledged.

                                                  Dated , 1999

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s)

                                                  (Please sign exactly as your
                                                  name or names appear hereon,
                                                  indicating, where proper,
                                                  official position or
                                                  representative capacity.)

                                  DETACH CARD
 -------------------------------------------------------------------------------

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.
                          (FOR CLASS B COMMON SHARES)

    The undersigned hereby appoints DAVID W. PANCOAST and ANTHONY W. WEIGAND and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of Cleveland Indians Baseball Company, Inc. to be held at Jacobs Field, 2401 Ontario Street (on the corner of Carnegie Avenue and Ontario Street), Cleveland, Ohio, on Wednesday, June 2, 1999, at 12:00 noon, local time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess if personally present, as follows:

2. ELECTION OF DIRECTORS
  [ ] FOR all nominees listed below                       [ ] WITHHOLD AUTHORITY
     (except as noted below)

          RICHARD E. JACOBS, MARTIN J. CLEARY, ROBERT W. BROWN, M.D., EDWARD G. PTASZEK, JR., WILLIAM B. SUMMERS, JR., RAYMOND P. PARK

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY PARTICULAR NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------

                                (Continued, and to be signed, on the other side)

                                  DETACH CARD
 -------------------------------------------------------------------------------

                        (Continued from the other side.)

4. Proposal to amend the Company's Amended and Restated Articles of Incorporation as described in the accompanying Proxy
   Statement.
[ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN
5. On such other business as may properly come before the meeting.
    THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE NOMINEES LISTED IN
ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

I PLAN TO ATTEND THE ANNUAL MEETING.    [ ]
I DO NOT PLAN TO ATTEND THE ANNUAL MEETING.    [ ]

                                                  Receipt of the Notice of
                                                  Annual Meeting of Shareholders
                                                  and Proxy Statement dated
                                                  April 19, 1999, is hereby
                                                  acknowledged.

                                                  Dated , 1999

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s)

                                                  (Please sign exactly as your
                                                  name or names appear hereon,
                                                  indicating, where proper,
                                                  official position or
                                                  representative capacity.)

                      [JACOBS FIELD ERA CHAMPS LETTERHEAD]

                                                                  April 19, 1999

Dear Shareholder:

Enclosed are materials relating to the first Annual Meeting of Shareholders of Cleveland Indians Baseball Company,Inc. which is being held on Wednesday,June 2,1999,at Jacobs Field,2401 Ontario Street (on the corner of Carnegie Avenue and Ontario Street),Cleveland,Ohio 44115. These materials include:

     -    The Notice of Meeting and Proxy Statement;

     -    The Company's 1998 Annual Report;

     - A proxy card where you can mark your vote on the election of directors and on the Proposal to amend our Amended and Restated Articles of Incorporation; and

     -    A ticket for your admittance to the Annual Meeting.

You are urged to read the enclosed proxy statement and to complete,date and sign the enclosed proxy card and return it in the enclosed envelope,whether or not you plan to attend the Annual Meeting. As you will read in the proxy statement,your vote,as a holder of Class A Common Shares,is extremely important for Proposal One,to amend our Articles,to be adopted.

Because only shareholders of the Company as of the record date,or their duly appointed proxies,may attend the meeting,your ticket to the meeting is nontransferable. If you plan to attend the Annual Meeting in person,you will need to present the enclosed ticket for admittance. You may also be asked to present valid picture identification,such as a driver's license or passport. Shareholders holding shares in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date.

The meeting will begin at 12:00 noon,local time. Admittance will be through Gate A next to the bleacher entrance to Jacobs Field. The gate will open at 11:00 a.m. The meeting will be held rain or shine,so we suggest that if you plan to attend the meeting,you come prepared for rain if appropriate. Please keep in mind that the meeting will take place on a normal business day,so many parking locations,including the Gateway garages,may already be at or near capacity.

TO ASSIST US IN PLANNING,PLEASE CHECK THE APPROPRIATE BOX ON THE ENCLOSED PROXY CARD TO INDICATE WHETHER YOU EXPECT TO ATTEND THE MEETING.

If you have any questions about the Annual Meeting,please contact our investor relations department,at (216) 420-5000.

Sincerely,

CLEVELAND INDIANS BASEBALL COMPANY,INC.

                                FRONT OF TICKET:

                               SEC    ROW    SEAT

                               SHAREHOLDER TICKET

                               LOCATION     PRICE

                               CLEVELAND INDIANS
                               BASEBALL COMPANY

                            [JACOBS FIELD ERA LOGO]

                                              TICKET
                                             REQUIRED
                            37014      VS.     GAME
                                  1998 ANNUAL
                              SHAREHOLDERS MEETING
                                  JUNE 2, 1999
                                12:00 P.M. NOON

                               SEC    ROW    SEAT

                             PLEASE ENTER AT GATE A
                                NON-TRANSFERABLE

                                LOCATION   PRICE

                      GATE OPENS AT 11:00 AM RAIN OR SHINE

                                   [BAR CODE]

                         GAME    NO REFUND OR EXCHANGE

                                              JACOBS FIELD

                                BACK OF TICKET:


                                     NOTICE

All pyrotechnic displays are subject to cancellation in the event of adverse weather/wind conditions, and no part of the ticket purchase price will be refunded as a result of such cancellation.

This ticket is good only for the particular game indicated and no part of the purchase price will be refunded by reason of the failure of the holder to use this ticket for that game.

Should the game numbered hereon not progress to or beyond a point of play constituting a regulation game under official baseball rule 4:10(c), and in the event that the cancelled game is not rescheduled as a single game, the season ticket holder of record will receive an automatic credit and the ticket stub will have no value. If this game is rescheduled, please retain the ticket stub. Instructions for redemption will follow.

If this ticket is issued as complimentary, it is good only for the day and date indicated on the ticket, has no cash value and is neither refundable or exchangeable.

                                   CONDITIONS

IMPORTANT

The holder is admitted on condition and by use of this ticket agrees: The holder will not transmit or aid in transmitting any description, account, picture or reproduction of the Baseball Game (including pre- and post-game activities) to which this ticket admits him. Breach of the foregoing will automatically terminate this license. The holder grants permission to the Participating Clubs and their agents to utilize holder's image or likeness incidental to any live or recorded video display or other transmission or reproduction in whole or in part of the event to which this admits him. The license granted by this ticket may also be terminated by tendering to the holder the purchase price of this ticket. This ticket may not be used for advertising, promotion (including contests and sweepstakes) or other trade purposes without the express written consent of Cleveland Indians.

WARNING

The holder assumes all risk and danger incidental to the game of Baseball, whether occurring prior to, during or subsequent to, the actual playing of the game including specifically (but not exclusively), the danger of being injured by thrown bats and thrown or batted balls, and agrees that Major League Baseball, the American League, the Participating Clubs, their Agents and Players and other individuals are not liable for injuries resulting from such causes. This ticket must not be resold or offered for resale in a manner or at a price in violation of any Federal, State or Local Law or regulation.

                       GAME TIMES ARE SUBJECT TO CHANGE.
                           NO IN AND OUT PRIVILEGES.

                            Weldon, Williams & Lick

THE HOLDER ASSUMES ALL RISK INCIDENTAL TO THE GAME OF BASEBALL, INCLUDING SPECIFICALLY (BUT NOT EXCLUSIVELY) THE RISK OF BEING INJURED BY THROWN BATS AND/OR THROWN OR BATTED BALLS AND AGREES THAT THE MANAGEMENT IS NOT LIABLE FOR INJURIES RESULTING FROM SUCH CASES.

                             [DAIRY QUEEN COUPON]


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